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                                                                   Exhibit 10.10

Agreement Amendment Number: (1)     Agreement Number: 95-17

Issuing Agency:                     Agreement Title:
Department of Economic Development  Community Economic Betterment Account

Community:                          Business:
City of Coralville                  Urosurge, Inc.

Amendment Effective Date:           Project Completion/Job Attainment Date:
March 19, 1997                      September 30, 1997

                                    Final loan Repayment Date:
                                    January 31, 2000

      WHEREAS, the Department of Economic Development (hereafter referred to as the Department), approved CEBA Agreement Number 95-17 with the City of Coralville (hereafter referred to as the Community) and Urosurge, Inc. (hereafter referred to as the Business) on September 22, 1994 for the expenditure of Community Economic Betterment funds, and

      WHEREAS, the Community and Business are now desirous of amending said agreement and have requested to change the Project Completion Date.

      THEREFORE, said Agreement by and between the Department, the Community and the Business is hereby amended as follows:

Amend Article 1.3 Community Base Jobs to read:

      1.3 COMMUNITY BASE JOBS. "Community Base Jobs" means the number of Full-time Equivalent (FTE) Jobs the Department determines are in place in the Community at the time of application for CEBA funds and which will remain in the Community whether or not CEBA funds are awarded. Said jobs must be maintained for a minimum of thirteen (13) weeks beyond the Project Completion Date. If the Agreement includes a Forgivable Loan, said jobs must again be in place at the second (2nd) year anniversary of the Project Completion Date.

Amend Article 1.4 Created Jobs to read:

      1.4 CREATED JOBS. "Created Jobs" means the number of new Full-time Equivalent (FTE) Jobs the Business will add to the Community which meet the Project Wage Obligation over and above the number of Community Base Jobs and/or Retained Jobs. Said jobs must be maintained for a minimum of thirteen (13) weeks beyond the Project Completion Date. If the Agreement includes a Forgivable Loan, said jobs must again be in place at the second (2nd) year anniversary date of the Project Completion Date.

Amend Article l.11 Project Completion Date to read:
      1.11 PROJECT COMPLETION DATE. "Project Completion Date" means September 30, 1997 and is the date by which the Project tasks shall have been fully accomplished including fulfillment of the Job Attainment Obligation.

Amend Article 1.13 Retained Jobs to read:
      1.13 RETAINED JOBS. "Retained Jobs" means the number of Full-Time Equivalent (FTE) jobs the Department determines are in place in the Community at the time of


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CEBA #95-17
Amendment #1
Page 2


      application for CEBA assistance and which the Business and Community agree will be retained due to the receipt of the CEBA funds. Said jobs must be maintained for a minimum of thirteen (13) weeks beyond the Project Completion Date. If the Agreement includes a Forgivable Loan, said jobs must again in place at the second (2nd) year anniversary of the Project completion Date.

Amend Article 7.2 State Employment Level to read:
      7.2   STATE EMPLOYMENT LEVEL.
               Not Applicable

Amend Article 10.4(a)i to read:
      i.    Not Applicable

Amend Article 10.4(a)ii to read:
      ii.   Not Applicable

Amend Article 10.4(a)iii to read:
      iii.  Not Applicable

IN WITNESS THEREOF, the parties hereto have executed this Amendment on the day and year last specified below:

Community:                             Issuing Agency:
City of Coralville                     Department of Economic Development

By:   /s/ JIM L. FAUSETT               By:
   ---------------------------------      ----------------------------------
                Mayor                          David J. Lyons, Director

Date:   4-30-97                        Date:
     -------------------------------        --------------------------------

                                       By:
                                          ----------------------------------
                                            Michael E. Miller, Bureau Chief

                                       Date:
                                            --------------------------------
Business:
Urosurge, Inc.


By: /s/ DIANE GALLAGHER
    -------------------------------
    Diane Gallagher, Manager

Date: 5/2/97
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